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                                 EXHIBIT 10.8

                                 FIRST AMENDMENT

                                       TO

                         MAIL SERVICE PROVIDER AGREEMENT

                                 BY AND BETWEEN

                   NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

                                       AND

                THRIFT DRUG, INC. d/b/a EXPRESS PHARMACY SERVICES

      THIS AMENDMENT is effective as of the 1st day of January, 1997 by and between NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC. (hereinafter "Sponsor") and THRIFT DRUG, INC. d/b/a EXPRESS PHARMACY SERVICES (hereinafter "Express").

                              W I T N E S S E T H :

      WHEREAS, effective as of the 1st day of July, 1996 the Sponsor and Express entered into a Mail Service Provider Agreement ("hereinafter the "Agreement") in order to provide mail order prescription drug services to Eligible Members of Sponsor's prescription drug program; and

      WHEREAS, in addition to the pharmacy services provided by Express pursuant to the terms of the Agreement, Express desires to provide Sponsor with its therapeutic drug management program (hereinafter "TDMP"); and

      WHEREAS, Sponsor desires to participate in such TDMP; and

      WHEREAS,   this   Amendment   shall  only  be  applicable  to  mail  order
pharmaceutical services provided to SUNDAY SCHOOL BOARD (hereinafter "SSB").


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      NOW, THEREFORE, the Agreement shall be amended by adding the following new
Paragraphs:

      29.   Therapeutic Drug Management Program

            (A) Express shall perform the following services:

                  (1) establish an independent advisory board comprised of medical doctors and doctors of pharmacy to advise Express of facts as respects therapeutic equivalent medications.

                  (2) contact the Covered Person and the Covered Person's physician to obtain consent for conversion to a lower cost, therapeutic or generic equivalent medication, any and all of which are consistent with Sponsor's request for specific therapeutic classes to be managed and specific drugs within the referenced class to be substituted.

                  (3) upon obtaining the appropriate consent(s), Express will convert the prescribed drug to a lower cost, therapeutic or generic equivalent medication.

                  (4) provide Sponsor with monthly reports of drug conversions and applicable cost savings.

                  (5) send invoices to Sponsor for an amount equal to fifty percent (50%) of the cost savings. Sponsor will then bill SSB for such amount. When Sponsor has received payment from SSB on such invoice, Sponsor will remit eighty-five percent (85%) of the amount paid by SSB to Express.

            (B) Express represents and warrants to Sponsor that the therapeutic or generic equivalent medications have met all the applicable standards imposed by the U.S. Food and Drug Administration.

            (C) Sponsor agrees to make payments to Express as discussed in Paragraph 29(A)(5) above within fourteen (14) days after Sponsor's receipt of payment from SSB.

      30. Either party shall have the right to terminate this Amendment only, with or without cause, upon ninety (90) days prior written notice to the other party.


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      IN WITNESS  WHEREOF,  the parties  hereto have caused this Amendment to be
executed  by  their  respective  authorized   representatives  as  of  the  date
hereinabove first written.

                                   NATIONAL MEDICAL HEALTH CARD
                                     SYSTEMS, INC.
                                   By:

                                   /s/ Linda Portney
                                   ---------------------------------
                                   Linda Portney, President


                                   THRIFT DRUG, INC. d/b/a EXPRESS
                                     PHARMACY SERVICES
                                   By:

                                   /s/ James F. Smith
                                   ---------------------------------
                                   Vice President, Managed Care


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